March 21, 2000

Joseph Dillon & Company, Inc.     Continental Stock Transfer & Trust Company
107 Northern Boulevard            2 Broadway
Great Neck, New York 11021        New York, New York 10004

     RE:  Amendment No. 3 to Warrant Agreement

Gentlemen:

     This letter agreement represents Amendment No. 3 to the Warrant Agreement between Joseph Dillon & Company, Inc. ("Dillon"), Continental Stock Transfer & Trust Company (the "Warrant Agent"), and Dialysis Corporation of America (the "Company"), dated April 16, 1996, between and among the parties, and amended on March 9, 1999 and September 10, 1999 (the "Warrant Agreement"), to further extend the exercise period of the Warrants. This Amendment No. 3 amends Section 2 of the Warrant Agreement as amended by extending the exercise period of the Warrants to June 30, 2000. Any and all other provisions of the Warrant Agreement indicating the expiration of the term being October 16, 1999 or March 31, 2000 are hereby amended to read June 30, 2000.

     The Warrants and the Warrant Agreement as previously modified will otherwise remain the same and in full force and effect in accordance with their terms.

                                       Very truly yours,

                                       DIALYSIS CORPORATION OF AMERICA

                                          /s/ Thomas K. Langbein

                                       By:--------------------------------
                                          THOMAS K. LANGBEIN, Chief
                                          Executive Officer

                                       Dated: March 21, 2000

Acknowledged and agreed to:

Joseph Dillon & Company, Inc.     Continental Stock Transfer & Trust Company

   /s/ Steven Jaloza                 /s/ Michael Nelson

By:---------------------------    By:-------------------------------
   STEVEN JALOZA, CEO                MICHAEL NELSON, President

Dated: March 21, 2000             Dated: March 21, 2000